Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE SUBORDINATED NOTES

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CONVERTIVBLE SUBORDINATED NOTES (“Amendment”) is made as of this 10th day of January 2007, by and between Noble International, Ltd. (the “Company”) and Whitebox Convertible Arbitrage Partners, L.P. (“WCAP”), Whitebox Diversified Convertible Arbitrage Partners, L.P. (“WDCAP”), Guggenheim Portfolio Company XXXI, LLC (“Guggenheim”) and HFR RVA Combined Master Trust (“HFR”, and, together with WCAP, WCAP and Guggenheim, the “Investors” and each, an “Investor”).

W I T N E S S E T H :

WHEREAS, on October 11, 2006, Company and each Investor executed a certain Amended and Restated Convertible Subordinated Note due October 11, 2011 (individually a “Note” and collectively the “Notes”); and

WHEREAS, Investors and Company desire to amend the Notes to change certain of the terms contained therein.

NOW THEREFORE, in consideration of the foregoing, Investors and Company agree as follows:

1. The introductory paragraph of each Note (which begins, “FOR VALUE RECEIVED”) is hereby amended by replacing the reference to “6% per annum” with “8% per annum.”

2. The definition of “Conversion Price” in Section 3 of each Note is hereby amended and restated in its entirety as follows:

“Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $19.50 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction).

3. The definition and concept of “Reset Date” in Section 27 of each Note is hereby deleted in its entirety.

4. Section 8 of each Note is hereby amended by replacing the reference to “140%” with “120%” in the second line thereof.

IN WITNESS WHEREOF, this First Amendment to Amended and Restated Convertible Subordinated Notes is hereby executed by the undersigned as of the day and year first above written.

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Whitebox Diversified Convertible Arbitrage Partners, L.P.

By:	Whitebox Convertible Arbitrage Advisors, LLC, its Managing Member

	By:	Whitebox Advisors, LLC, its Managing Member

	By:	/s/ Andrew Redleaf
Andrew Redleaf, its Chief Executive Officer

Whitebox Convertible Arbitrage Partners, L.P.

By:	Whitebox Convertible Arbitrage Advisors, LLC, its Managing Member

	By:	Whitebox Advisors, LLC, its Managing Member

	By:	/s/ Andrew Redleaf
Andrew Redleaf, its Chief Executive Officer

Guggenheim Portfolio Company XXXI, LLC

By:	Whitebox Advisors, LLC, its Managing Member

By:	/s/ Andrew Redleaf
Andrew Redleaf, its Chief Executive Officer

HFR RVA Combined Master Fund

By:	Whitebox Advisors, LLC, its Managing Member

By:	/s/ Andrew Redleaf
Andrew Redleaf, its Chief Executive Officer

Noble International, Ltd.

By:	/s/ Michael C. Azar
Michael C. Azar, its Vice President and Secretary